Retirement and Deferred Compensation Plans - Changes in Fair Value of Insurance Contracts (Details) - Insurance contracts - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Change in Plan Assets
Fair value of plan assets, beginning of year	$ 104.9	$ 80.9
Unrealized (loss) gain	(2.2)	37.6
Purchases, sales and settlements, net	0.0	(0.6)
Currency exchange rate changes	(10.7)	(13.0)
Fair value of plan assets, end of year	$ 92.0	$ 104.9